PAINEWEBBER STRATEGY FUND
   Supplement to Statement of Additional Information dated September 27, 1999


Dear Investor,

      This is a supplement to the Statement of Additional Information of the PaineWebber Strategy Fund.

      In "The Fund and Its Investment Policies" section on page 2, the sentence:
"The fund may trade in securities added to or deleted from the HIGHLIGHTED STOCKS list no earlier than the market open after relevant changes to the HIGHLIGHTED STOCKS list are announced" is replaced with the following sentence:
"The fund may trade in securities added to or deleted from the HIGHLIGHTED STOCKS list before the market open after relevant changes to the HIGHLIGHTED STOCKS list are announced."

      The following supplements the disclosure in the "HIGHLIGHTED STOCKS List Risk" section on page 5.

           While the fund intends to track the composition of the HIGHLIGHTED STOCKS list, the fund's purchases and sales of securities which are added to and deleted from the HIGHLIGHTED STOCKS list may not be completed on the first trading day after changes to the HIGHLIGHTED STOCKS list are announced and, in certain cases, may take several days or weeks to complete. Moreover, the purchases and sales of the fund, and other investors following the HIGHLIGHTED STOCKS list, could create a temporary imbalance between the supply and demand of the stocks on the list. This imbalance could adversely affect the time it takes the fund to complete its transactions, as well as the prices the fund pays or receives.




March 13, 2000